Steven M. Plumb, CPA
6750 West Loop South, Suite 790
Bellaire, Texas 77401

November 3, 2008

VIA FACSIMILE
Mr. J. Leonard Ivins
Chief Executive Officer
Oncolin Therapeutics, Inc.
6750 West Loop South, Suite 790
Bellaire, Texas 77401

Dear Len:

Please accept this letter as my resignation from all officer positions at Oncolin Therapeutics, Inc. (Oncolin) including Chief Financial Officer, Secretary and Treasurer, and from my position as a member of the Board of Directors of Oncolin, effective immediately.

Sincerely,

Steven M. Plumb, CPA